AT&T Universal Funding Corporation          AT&T Universal Card  Master Trust         Monthly Report          30-Apr-97
Credit Card Asset Backed Securities         Series 1995-2                             Distribution Date       19-May-97
---------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                               Class A             Class B         CIA Investor        Investor
----------------------                                                                                       Interest
Beginning Principal Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount               675,000,000.00       35,625,000.00    39,375,000.00    750,000,000.00
Floating Allocation Percentage                         90.0000000%          4.7500000%       5.2500000%       71.0992244%
Principal Allocation Percentage                        90.0000000%          4.7500000%       5.2500000%       71.0992244%
Finance Charge Collections                            9,249,336.70          488,159.44       539,544.64     10,277,040.77
Total Yield
Trust Portfolio Yield
Principal Collections                               113,285,606.54        5,978,962.57     6,608,327.05    125,872,896.16
Discount Percentage
Discount Option Receivable Collections                        0.00                0.00             0.00              0.00
Monthly Payment Rate
Defaults                                              3,476,244.50          183,468.46       202,780.93      3,862,493.89
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                              531,948.60           28,075.07        31,030.34        591,054.00
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                             0.00             0.00
Charged-Off Principal                                         0.00                0.00             0.00
Reimbursed Principal                                          0.00                0.00             0.00
Ending Invested/Transferor Amounts                  675,000,000.00       35,625,000.00    39,375,000.00    750,000,000.00
---------------------------------------------------------------------------------------------------------------------------
Group II Information                              Series 1995-2          Series             Series           Series
--------------------
Invested Amount                                     750,000,000.00                0.00             0.00              0.00
Average Rate                                              5.96172%             0.0000%          0.0000%           0.0000%
Investor Finance Charge Collections                  10,868,094.78                0.00             0.00              0.00
Investor Principal Collections                      125,872,896.16                0.00             0.00              0.00
Investor Default Amount Due                           3,862,493.89                0.00             0.00              0.00
Investor Monthly Interest Due                         3,737,281.25                0.00             0.00              0.00
Investor Monthly Fees Due                             1,250,000.00                0.00             0.00              0.00
Investor Additional Amounts Due                               0.00                0.00             0.00              0.00
---------------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements                         Class A             Class B         CIA Investor         Total
----------------------------
Investor Coupon                                           5.95000%            6.10000%         5.98036%
Investor Monthly Interest Due                         3,346,875.00          181,093.75       209,312.50      3,737,281.25
Investor Outstanding Interest Due                             0.00                0.00             0.00              0.00
Investor Additional Interest Due                              0.00                0.00             0.00              0.00
                                                              ----                ----             ----              ----
Investor Total Interest Due                           3,346,875.00          181,093.75       209,312.50      3,737,281.25
Investor  Default Amount Due                          3,476,244.50          183,468.46       202,780.93      3,862,493.89
Investor Monthly Fees Due                             1,125,000.00           59,375.00        65,625.00      1,250,000.00
Investor Additional Fees Due                                  0.00                0.00             0.00              0.00
                                                              ----                ----             ----              ----
Total                                                 7,948,119.50          423,937.21       477,718.43      8,849,775.14
---------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                             10,868,094.78
Interest/Principal/Spread Investment Proceeds                                                                   50,142.32
Series Adjusted Portfolio Yield                                                                                    11.29%
Base Rate                                                                                                           7.98%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                Transferor              Series                Trust
----------------------                                 Interest            Allocations              Totals

Beginning Principal Receivables Balance                                                         9,142,153,173.30
Special Funding Account Balance                                                                             0.00
Ending Total Principal Balance                                                                  9,142,153,173.30

Series Allocation Percentage                                                          11.54%
Beginning Invested /Transferor Amount                 304,863,827.69        1,054,863,827.69
Floating Allocation Percentage                           28.9007756%            100.0000000%
Principal Allocation Percentage                          28.9007756%            100.0000000%
Finance Charge Collections                              4,177,463.98           14,454,504.76      125,272,374.55
Total Yield                                                                                               16.44%
Trust Portfolio Yield                                                                                     11.21%
Principal Collections                                  51,165,457.23          177,038,353.39    1,534,332,396.08
Discount Percentage                                                                                        0.00%
Discount Option Receivable Collections                          0.00                    0.00                0.00
Monthly Payment Rate                                                                                      16.78%
Defaults                                                1,570,046.23            5,432,540.12       47,082,014.33
Monthly Default Rate                                                                                       6.18%
Net Monthly Default Rate                                                                                   5.23%
Recoveries                                                240,254.65              831,308.65        7,204,674.99
Adjustments                                                                                       (23,850,601.96)
New Receivables                                                                                 1,524,712,089.98
Ending Principal Receivables Balance                                                            9,109,301,454.83
Minimum Series Required Balance                                                                   802,500,000.00
Special Funding Account Balance                                                                             0.00
Ending Total Principal Balance                                                                  9,109,301,454.83

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                    301,073,244.79        1,051,073,244.79    9,109,301,454.83
---------------------------------------------------------------------------------------------------------------------------
Group II Information                                 Group Total
--------------------
Invested Amount                                       750,000,000.00
Average Rate                                                5.96172%
Investor Finance Charge Collections                    10,868,094.78
Investor Principal Collections                        125,872,896.16
Investor Default Amount Due                             3,862,493.89
Investor Monthly Interest Due                           3,737,281.25
Investor Monthly Fees Due                               1,250,000.00
Investor Additional Amounts Due                                 0.00
---------------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements
----------------------------
Investor Coupon
Investor Monthly Interest Due
Investor Outstanding Interest Due
Investor Additional Interest Due
Investor Total Interest Due
Investor  Default Amount Due
Investor Monthly Fees Due
Investor Additional Fees Due
Total
---------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections
Interest/Principal/Spread Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate
---------------------------------------------------------------------------------------------------------------------------

Application of Collections                           Class A             Class B         CIA Investor         Total
--------------------------
Available Funds                                       9,831,427.62          516,234.50       570,574.98     10,918,237.10
Monthly Interest Paid                                 3,346,875.00          181,093.75             0.00      3,527,968.75
Investor Default Amount Paid                          3,476,244.50                0.00             0.00      3,476,244.50
Excess Spread                                         3,008,308.12          335,140.75       570,574.98      3,914,023.85
---------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                    0.00                0.00                               0.00
Investor Default Amount Shortfall                             0.00          183,468.46                         183,468.46
Required Amount                                               0.00          183,468.46                         183,468.46
---------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                         0.00                0.00       209,312.50        209,312.50
Investor Default Paid                                         0.00          183,468.46       202,780.93        386,249.39
Investor Additional Amounts Paid                              0.00                0.00             0.00              0.00
Servicing Fee Paid                                                                                           1,250,000.00
Excess Finance Charge Collections                                                                            2,068,461.96
---------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                             0.00             0.00              0.00
Monthly Interest Paid                                         0.00                0.00
Investor Default Paid                                         0.00                0.00                               0.00
---------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                  0.00                0.00             0.00
Principal Charge-Offs                                         0.00                0.00             0.00
---------------------------------------------------------------------------------------------------------------------------
Principal Funding
-----------------
Controlled Accumulation Amount                                                                                       0.00
Principal Funding Account Deposit                                                                                    0.00
Principal Funding Account Balance                                                                                    0.00
---------------------------------------------------------------------------------------------------------------------------
Certificates                                         Class A             Class B         CIA Investor         Total
------------
Beginning Certificates Balance                      675,000,000.00       35,625,000.00    39,375,000.00    750,000,000.00
Interest Distribution                                 3,346,875.00          181,093.75       209,312.50      3,737,281.25
Principal Distribution                                        0.00                0.00             0.00              0.00
Total Distribution                                    3,346,875.00          181,093.75       209,312.50      3,737,281.25
Ending Certificate Balance                          675,000,000.00       35,625,000.00    39,375,000.00    750,000,000.00
Pool Factor                                            100.000000%         100.000000%      100.000000%
Total Distribution Per 1,000 Certificate                    4.9583              5.0833           5.3159
---------------------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate                 4.9583              5.0833           5.3159
Principal Distribution Per 1,000 Certificate                0.0000              0.0000           0.0000

Delinquencies                                          1-30               31-60
-------------                                          ----               -----
Number of Accounts                                         176,049              34,951
Balance of Accounts                                    394,361,009          90,416,192

30+Days Delinquency Rate                                                       2.8016%

Change in Account Owner Retained Interest                                     -0.0104%

Prior Month Account Owner Retained Interest Factor                             0.3173%
Current Month Account Owner Retained Interest Factor                           0.3069%

Delinquencies                                         61-90            91-120              120+                 Total
-------------                                         -----            ------              ----                 -----
Number of Accounts                                        17,684            13,110              19,383                 261,177
Balance of Accounts                                   55,938,260        44,280,756          65,487,494          650,483,710.24

30+Days Delinquency Rate

Change in Account Owner Retained Interest             (2,000.00)  CIA Investor Interest Reduced Margin

Prior Month Account Owner Retained Interest Factor
Current Month Account Owner Retained Interest Factor

                                MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                  SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card
Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp.
("Funding"), as Transferor, and Bankers Trust Company, as trustee
(the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the AT&T
Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 05/19/97 with respect to the performance of the Trust during the month of 04/01/97 to 04/30/97 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2
Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing
Agreement and the Supplement.

 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

     (1)      The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                        $4.95833333
                                                                         -----------

     (2)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                        $4.95833333
                                                                         -----------

     (3)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                              $0.00
                                                                               -----

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
     (1)      The amount of Class A Investor
     Charge Offs                                                               $0.00
                                                                               -----
     (2)      The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                                          $0.00
                                                                               -----
     (3)      The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                                      $0.00
                                                                               -----
     (4)      The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                              $0.00
                                                                               -----
     (5)      The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                         $0.00
                                                                               -----

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
     (1)      The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                        $5.08333333
                                                                         -----------
     (2)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                        $5.08333333
                                                                         -----------
     (3)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                              $0.00
                                                                               -----

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
     (1)      The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                                   $0.00
                                                                               -----

     (2)      The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal amount                                     $0.00
                                                                               -----
     (3)      The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                                   $0.00
                                                                               -----
     (4)      The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                              $0.00
                                                                               -----
     (5)      The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                         $0.00
                                                                               -----

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
     (1)      The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                              $209,312.50
                                                                         -----------
     (2)      The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                           $0.00
                                                                               -----

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
     (1)      The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                                    $0.00
                                                                               -----
     (2)      The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                                $0.00
                                                                               -----

              AT&T UNIVERSAL CARD SERVICES CORP.,
                 Servicer

              By _/s/Tom Donahue
                   Name:  Tom Donahue
                   Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                      $9,142,153,173.30
                                                                   -----------------
Beginning of the Month Finance Charge Receivables:                    $72,584,653.51
                                                                      --------------
Beginning of the Month Discounted Receivables:                                 $0.00
                                                                               -----
Beginning of the Month Premium Receivables:                                    $0.00
                                                                               -----
Beginning of the Month Total Receivables:                          $9,214,737,826.80
                                                                   -----------------


Removed Principal Recievables:                                                 $0.00
                                                                               -----
Removed Finance Charge Receivables:                                            $0.00
                                                                               -----
Removed Total Receivables:                                                     $0.00
                                                                               -----


Additional Principal Receivables:                                              $0.00
                                                                               -----
Additional Finance Charge Receivables:                                         $0.00
                                                                               -----
Additional Total Receivables:                                                  $0.00
                                                                               -----


Discounted Receivables Generated this Period:                                  $0.00
                                                                               -----
Premium Receivables Generated this Period:                                     $0.00
                                                                               -----
End of the Month Principal Receivables:                            $9,109,301,454.83
                                                                   -----------------
End of the Month Finance Charge Receivables:                          $89,664,522.62
                                                                      --------------
End of the Month Discounted Receivables:                                       $0.00
                                                                               -----
End of the Month Premium Receivables:                                          $0.00
                                                                               -----
End of the Month Total Receivables:                                $9,198,965,977.45
                                                                   -----------------


Special Funding Account Balance                                                $0.00
                                                                               -----
Aggregate Invested Amount (all Master Trust Series)                $6,500,000,000.00
                                                                   -----------------

End of the Month Transferor Amount                                   $301,073,244.79
                                                                     ---------------


DELINQUENCIES AND LOSSES ---
                                                                  RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                              $90,416,191.83
                                                                      --------------
   61-90 Days Delinquent                                              $55,938,260.48
                                                                      --------------
   90+ Days Delinquent                                               $109,768,249.03
                                                                     ---------------

   Total 30+ Days Delinquent                                         $256,122,701.34
                                                                     ---------------

Defaulted Accounts During the Month                                   $47,082,014.33
                                                                      --------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                      $675,000,000
                                                     ------------
Class B Initial Invested Amount                       $35,625,000
                                                      -----------
Collateral Initial Invested Amount                    $39,375,000
                                                      -----------
INITIAL INVESTED AMOUNT                                                 $750,000,000
                                                                        ------------

Class A Invested Amount                           $675,000,000.00
                                                  ---------------
Class B Invested Amount                            $35,625,000.00
                                                   --------------
Collateral Invested Amount                         $39,375,000.00
                                                   --------------
INVESTED AMOUNT                                                         $750,000,000
                                                                        ------------


Class A Adjusted Invested Amount                  $675,000,000.00
                                                  ---------------
Class B Adjusted Invested Amount                   $35,625,000.00
                                                   --------------
Collateral Invested Amount                         $39,375,000.00
                                                   --------------
ADJUSTED INVESTED AMOUNT                                                $750,000,000
                                                                        ------------


MONTHLY SERVICING FEE                                                  $1,250,000.00
                                                                       -------------


INVESTOR DEFAULT AMOUNT                                                $3,862,493.89
                                                                       -------------


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                               5.96%
IN GROUP II                                                                    -----

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                          $10,868,094.78
                                                                      --------------
GROUP II INVESTOR ADDITIONAL AMOUNTS                                           $0.00
                                                                               -----
GROUP II INVESTOR DEFAULT AMOUNT                                       $3,862,493.89
                                                                       -------------
GROUP II INVESTOR MONTHLY FEES                                         $1,250,000.00
                                                                       -------------
GROUP II INVESTOR MONTHLY INTEREST                                     $3,737,281.25
                                                                       -------------


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                           11.54%
                                                                              ------
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                                $14,454,504.76
COLLECTIONS                                                           --------------

SERIES 1995-2 ADDITIONAL AMOUNTS                                               $0.00
                                                                               -----
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                               $5,432,540.12
                                                                       -------------
SERIES 1995-2 MONTHLY FEES                                             $1,250,000.00
                                                                       -------------
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                        $177,038,353.39
                                                                     ---------------
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                              $52,500,000.00
                                                                      --------------
FLOATING ALLOCATION PERCENTAGE                                                71.10%
                                                                              ------

INVESTOR FINANCE CHARGE COLLECTIONS                                   $10,277,040.77
                                                                      --------------
INVESTOR DEFAULT AMOUNT                                                $3,862,493.89
                                                                       -------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                       $10,868,094.78
                                                                      --------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                              71.10%
                                                                              ------
AVAILABLE PRINCIPAL COLLECTIONS                                      $125,872,896.16
                                                                     ---------------


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                   90.00%
                                                                              ------

    Class A Floating Percentage of Reallocated      $9,831,427.62
                                                    -------------
    Investor Finance Charge Collections
    Other Amounts                                           $0.00
                                                            -----
TOTAL CLASS A AVAILABLE FUNDS                                          $9,831,427.62
                                                                       -------------

   Class A Monthly Interest                         $3,346,875.00
                                                    -------------
   Class A Servicing Fee (if applicable)                    $0.00
                                                            -----
   Class A Investor Default Amount                  $3,476,244.50
                                                    -------------
TOTAL CLASS A EXCESS SPREAD                                            $3,008,308.12
                                                                       -------------

CLASS A REQUIRED AMOUNT                                                        $0.00
                                                                               -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                    4.75%
                                                                               -----

CLASS B AVAILABLE FUNDS                                                  $516,234.50
                                                                         -----------

   Class B Monthly Interest                           $181,093.75
                                                      -----------
   Class B Servicing Fee (if applicable)                    $0.00
                                                            -----
TOTAL CLASS B EXCESS SPREAD                                              $335,140.75
                                                                         -----------

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                 5.25%
                                                                               -----

COLLATERAL AVAILABLE FUNDS                                               $570,574.98
                                                                         -----------
   Collateral Interest Servicing Fee (if  applicable)                          $0.00
                                                                               -----
TOTAL COLLATERAL EXCESS SPREAD                                           $570,574.98
                                                                         -----------

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                    $3,914,023.85
                                                                       -------------

Excess Spread Applied to Class A Required Amount                               $0.00
                                                                               -----
Excess Spread Applied to Class A Investor Chargeoffs                           $0.00
                                                                               -----

Excess Spread Applied to Class B Required Amount                         $183,468.46
                                                                         -----------
Excess Spread Applied to Reductions of Class B                                 $0.00
                                                                               -----
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Monthly                              $209,312.50
Interest                                                                 -----------

Excess Spread Applied to Unpaid Monthly                                $1,250,000.00
Servicing Fee                                                          -------------

Excess Spread Applied Collateral Default Amount                          $202,780.93
                                                                         -----------
Excess Spread Applied to Reductions of                                         $0.00
Collateral Invested Amount Pursuant to Clauses                                 -----
(c), (d) and (e)

Excess Spread Applied to Reserve Account                                       $0.00
                                                                               -----
Excess Spread Applied to Other Amounts Owed to                                 $0.00
Collateral Interest Holder                                                     -----

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                     $2,068,461.96
                                                                       -------------

EXCESS FINANCE CHARGES COLLECTIONS

TOTAL EXCESS FINANCE CHARGE COLLECTIONS                               $16,810,750.73
FOR ALL ALLOCATION SERIES                                             --------------


SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                              $0.00
ALLOCATED TO SERIES 1995-2                                                     -----


Excess Finance Charge Collections Applied to                                   $0.00
Class A Required Amount                                                        -----

Excess Finance Charge Collections Applied to                                   $0.00
Class A Investor Charge Offs                                                   -----

Excess Finance Charge Collections Applied to                                   $0.00
Class B Required Amount                                                        -----

Excess Finance Charge Collections Applied to                                   $0.00
Reductions of Class B Invested Amount Pursuant                                 -----
to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                   $0.00
Collateral Monthly Interest                                                    -----

Excess Finance Charge Collections Applied to                                   $0.00
Unpaid Monthly Servicing Fee                                                   -----

Excess Finance Charge Collections Applied to                                   $0.00
Collateral Default Amount                                                      -----


Excess Finance Charge Collections Applied to                                   $0.00
Reductions of Collateral Invested Amount                                       -----
Pursuant to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                   $0.00
Reserve Account                                                                -----

Excess Finance Charge Collections Applied to                                   $0.00
Other Amounts Owed to Collateral Interest Holder                               -----


YIELD AND BASE RATE---

Base Rate (Current Month)                                    7.98%
                                                             -----
Base Rate (Prior Month)                                      7.96%
                                                             -----
Base Rate (Two Months Ago)                                   7.91%
                                                             -----
THREE MONTH AVERAGE BASE RATE                                                  7.95%
                                                                               -----

Series Adj Portfolio Yield (Curr Month)
  APR: (22 posting days / 4 Mondays)                        11.29%
                                                            ------
Series Adj Portfolio Yield (Prior Month)
  MAR: (21 posting days / 5 Mondays)                        12.16%
                                                            ------
Series Adj Port Yield (Two Months Ago)
  FEB: (20 posting days / 4 Mondays)                        10.16%
                                                            ------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                 11.20%
YIELD                                                                         ------


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                  90.00%
                                                                              ------

   Class A Principal Collections                  $113,285,606.54
                                                  ---------------

CLASS B PRINCIPAL PERCENTAGE                                                   4.75%
                                                                               -----

   Class B Principal Collections                    $5,978,962.57
                                                    -------------

COLLATERAL PRINCIPAL PERCENTAGE                                                5.25%
                                                                               -----
   Collateral Principal Collections                 $6,608,327.05
                                                    -------------

AVAILABLE PRINCIPAL COLLECTIONS                   $125,872,896.16
                                                  ---------------

REALLOCATED PRINCIPAL COLLECTIONS                                              $0.00
                                                                               -----

SERIES 1995-2 PRINCIPAL SHORTFALL                                              $0.00
                                                                               -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                              $0.00
PRINCIPAL SHARING SERIES                                                       -----


ACCUMULATION ---

Controlled Accumulation Amount                              $0.00
                                                            -----
Deficit Controlled Accumulation Amount                      $0.00
                                                            -----
CONTROLLED DEPOSIT AMOUNT                                                      $0.00
                                                                               -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                              $0.00
                                                                               -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                      $129,735,390.05
PRINCIPAL SHARING SERIES                                             ---------------


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                   $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                             -----
BY PRINCIPAL PAYMENTS)                                                         $0.00
                                                                               -----

REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                $0.00
THAN BY PRINCIPAL PAYMENTS)                                                    -----


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                        $0.00
                                                                               -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                    $0.00
                                                                               -----
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                 $0.00
                                                                               -----
REIMBURSED


              AT&T UNIVERSAL CARD SERVICES CORP.,
              as Servicer


              By:  __/s/Tom Donahue
                     Name:  Tom Donahue
                     Title:  Servicing Officer